UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         November 28, 2016

USA TRUCK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 28, 2016, the Board of Directors (the “Board”) of USA Truck, Inc. (the “Company”) adopted the USA Truck, Inc. Recoupment Policy (the “Clawback Policy”) and the USA Truck, Inc. Executive and Director Stock Ownership, Retention and Anti-Hedging and Pledging Policy (the “Stock Ownership Policy”).

Pursuant to the Clawback Policy, in the event of a material financial restatement or the imposition of a material financial penalty after the effective date of the Clawback Policy, the Company will require, to the fullest extent permitted by applicable law, that an employee who was subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, forfeit or reimburse the Company for any incentive-based compensation (including cash- and equity-based incentive compensation) paid or granted to such employee at any time during the performance period relating to the applicable incentive-based compensation, in the sole and absolute discretion of the Board, as further provided in the Clawback Policy. The Clawback Policy includes a look-back period of three completed fiscal years immediately preceding the date on which the Company is required to prepare a material financial restatement. The foregoing description of the Clawback Policy is qualified in its entirety by reference to the full text of the Clawback Policy, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the Stock Ownership Policy, the Company’s executive officers (including the Chief Executive Officer, the Chief Financial Officer, and the other Named Executive Officers) and non-employee directors are required to build certain stock ownership over time through equity grants, expressed as multiples of annual base salary or cash retainer for Board service, as applicable. Such individuals are required to retain post-tax shares from each award on exercise, vesting, or earn-out, until such individual complies with the stock ownership levels required by the Stock Ownership Policy. In addition, the Stock Ownership Policy prohibits hedging transactions in the stock of the Company (including, but not limited to, short-selling, options, puts, and calls, as well as derivatives such as swaps, forwards, and futures), pledging stock of the Company as collateral for loans, and purchasing stock of the Company on margin. The foregoing description of the Stock Ownership Policy is qualified in its entirety by reference to the full text of the Stock Ownership Policy, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits

99.1     USA Truck, Inc. Recoupment Policy.

                99.2     USA Truck, Inc. Executive and Director Stock Ownership, Retention and Anti-Hedging and Pledging Policy.

The information contained in Item 9.01 of this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	November 30, 2016	/s/ John R. Rogers
John R. Rogers
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	USA Truck, Inc. Recoupment Policy.
99.2	USA Truck, Inc. Executive and Director Stock Ownership, Retention and Anti-Hedging and Pledging Policy.